Exhibit 10.2

                   MODIFICATION & EXTENSION OF TRUST DEED NOTE

On March 31, 2004, Penge Corporation and Kirk Fischer executed a Note and Trust Deed in favor of Monitor Finance, L.C. and First Capital Funding, L.C. in the amount of $330,000. The Trust Deed was recorded April 4, 2005 as Entry No. 040411002 in the records of the Cochise County Recorder. The Trust Deed encumbered the real property described on the attached Exhibit "A". Penge Corporation and Kirk Fischer hereby acknowledge that the current balance owing is $375,278.99.

The parties hereby modify said Trust Deed Note as follows:

"The balloon date is amended to 7/1/07."
"A fee of $37,527.90 shall be charged for said extension"

The parties acknowledge that the same terms and conditions of the original Note, extension dated 3/31/04, and Trust Deed will remain in force and unchanged with exception of the above modifications.

Date: July 1, 2006

/s/ Kirk Fischer
______________________________
Kirk Fischer


______________________________
Penge Corporation
By: _________________
Its: _________________
________________________


/s/ Miles C. Pitcher
______________________________
Monitor Finance, L.C.
By: Miles C. Pitcher
Its: Co-Operating Manager


______________________________
First Capital Funding, L.C.
By: Derek Ollivier
Its: Member